SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 2009


                         Wired Associates Solutions Inc.
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                        333-142324                37-1458557
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

      711 South Carson St., Suite 4
            Carson City, NV                                         89701
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 888-991-3336

                      14205 SE 36th Street, Suite 100 #172
                               Bellevue, WA 98006
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to rule 14a - 12 under the Exchange Act (17
    CFR 240.14a - 12)

[ ] Pre-commencement communications pursuant to Rule 14d - 2(b) under the
    Exchange Act (17 CFR 240.14d - 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e - 4(c) under the
    Exchange Act (17 CFR 240.13e - 4(c))
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ITEM 4.01. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 6, 2009, George Stewart, CPA ("Stewart") was appointed as the independent auditor for Wired Associates Solutions Inc. (the "Company") commencing with the period ending January 31, 2009, and BDO Canada, LLP ("BDO Canada") were dismissed as the independent auditors for the Company as of March 6, 2009. The decision to change auditors was approved by the Board of Directors on March 6, 2009.

During the years ended October 31, 2008 and October 31, 2007 and through March 6, 2009, neither the Company nor anyone on its behalf has consulted with Stewart with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Stewart concluded was an important factor considered by the Company in reaching a decision as to any accounting , auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The report of BDO Canada regarding the Company's financial statements for the fiscal years ended October 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

During the years ended October 31, 2008 and 2007 and during the period from the end of the most recently completed fiscal year (October 31, 2008) through March 6, 2009, the date of dismissal, there were no disagreements (as defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with BDO Canada on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO Canada, would have caused BDO Canada to make reference to the subject matter of the disagreements in its reports on the financial statements for such years.

During the years ended October 31, 2008 and October 31, 2007 and through March 6, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Board of Directors discussed with BDO Canada the existence of material weaknesses in Company's internal control over financial reporting, as more fully described in the Company's Annual Report on Form 10-K for the year ended October 31, 2008, filed March 3, 2009 with the Securities and Exchange Commission (the "SEC").

The Company provided BDO Canada with a copy of the Current Report on Form 8-K/A prior to its filing with the SEC and requested that BDO Canada furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to the Current Report on Form 8-K/A filed on February 16, 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                  Description
-----------                  -----------
  16.1              Letter from Former Accountant

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRED ASSOCIATES SOLUTIONS INC.


/s/ Jacqueline Winwood
--------------------------------

Jacqueline Winwood
President

February 16, 2010



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